Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2018

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	John Nadel				212-713-4299
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of February 6th, 2019
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Liberty Life Assurance Company of Boston		A			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at adjusted income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
▪ Changes in the fair value of equity securities
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

We use our prevailing federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year net flows have been restated to conform to the current year presentation, which has been modified to be consistent across our business segments.

Statistical Supplement is Dated
The financial data in this document is dated February 6, 2019, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Revenues
Insurance premiums	$874	$777	$1,165	$1,323	$1,336	52.9%	$3,256	$4,601	41.3%
Fee income	1,471	1,456	1,470	1,550	1,511	2.7%	5,619	5,986	6.5%
Net investment income	1,252	1,233	1,232	1,271	1,349	7.7%	4,990	5,085	1.9%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(2)	(2)	(1)	(2)	(2)	0.0%	(18)	(7)	61.1%
Realized gain (loss), excluding OTTI	(63)	14	(6)	(53)	193	NM	(152)	148	197.4%
Total realized gain (loss)	(65)	12	(7)	(55)	191	NM	(170)	141	182.9%
Amortization of deferred gains on business
sold through reinsurance	-	-	-	-	8	NM	23	9	-60.9%
Other revenues	137	131	160	175	136	-0.7%	539	602	11.7%
Total revenues	3,669	3,609	4,020	4,264	4,531	23.5%	14,257	16,424	15.2%

Expenses
Interest credited	650	653	647	652	663	2.0%	2,590	2,617	1.0%
Benefits	1,321	1,358	1,661	1,626	2,142	62.1%	5,160	6,786	31.5%
Commissions and other expenses	1,108	1,057	1,177	1,367	1,162	4.9%	4,176	4,763	14.1%
Interest and debt expense	63	91	68	69	69	9.5%	253	297	17.4%
Strategic digitization expense	10	15	16	18	28	180.0%	43	76	76.7%
Impairment of intangibles	905	-	-	-	-	-100.0%	905	-	-100.0%
Total expenses	4,057	3,174	3,569	3,732	4,064	0.2%	13,127	14,539	10.8%
Income (loss) from continuing operations before taxes	(388)	435	451	532	467	220.4%	1,130	1,885	66.8%
Federal income tax expense (benefit)	(1,204)	68	66	42	68	105.6%	(949)	244	125.7%
Net income (loss)	816	367	385	490	399	-51.1%	2,079	1,641	-21.1%
Adjustment for LNC stock units in our
deferred compensation plans	2	(2)	(8)	-	(12)	NM	7	(18)	NM
Net income (loss) available to common
stockholders – diluted	$818	$365	$377	$490	$387	-52.7%	$2,086	$1,623	-22.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$3.67	$1.64	$1.70	$2.24	$1.80	-51.0%	$9.22	$7.40	-19.7%

ROE, including AOCI
Net income (loss)	19.4%	8.8%	9.9%	13.0%	10.9%		13.2%	10.6%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$83,190	$80,680	$81,059	$81,065	$81,314	-2.3%
U.S. government bonds	567	401	422	409	417	-26.5%
Foreign government bonds	451	440	471	459	448	-0.7%
Mortgage-backed securities	4,065	4,037	4,121	4,035	4,177	2.8%
Asset-backed collateralized debt obligations	808	875	1,119	1,362	1,730	114.1%
State and municipal bonds	5,119	5,000	5,248	5,218	5,345	4.4%
Hybrid and redeemable preferred securities	640	626	620	613	593	-7.3%
AFS equity securities	246	-	-	-	-	-100.0%
Total AFS securities	95,086	92,059	93,060	93,161	94,024	-1.1%
Trading securities	1,620	1,553	1,450	1,440	1,950	20.4%
Equity securities	-	112	112	112	99	NM
Mortgage loans on real estate	10,762	11,047	12,217	12,561	13,260	23.2%
Real estate	11	11	11	12	12	9.1%
Policy loans	2,399	2,389	2,508	2,490	2,509	4.6%
Derivative investments	915	827	584	706	1,107	21.0%
Other investments	2,296	2,049	2,065	2,204	2,255	-1.8%
Total investments	113,089	110,047	112,007	112,686	115,216	1.9%
Cash and invested cash	1,628	2,257	1,775	1,460	2,345	44.0%
DAC and VOBA	8,403	9,289	9,904	10,014	10,264	22.1%
Premiums and fees receivable	396	480	574	592	570	43.9%
Accrued investment income	1,078	1,137	1,119	1,168	1,119	3.8%
Reinsurance recoverables	4,907	5,009	17,979	18,271	17,748	261.7%
Funds withheld reinsurance assets	593	576	572	566	557	-6.1%
Goodwill	1,368	1,368	1,750	1,757	1,782	30.3%
Other assets	6,082	6,313	8,921	9,644	15,713	158.4%
Separate account assets	144,219	142,761	144,231	147,692	132,833	-7.9%
Total assets	$281,763	$279,237	$298,832	$303,850	$298,147	5.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$22,887	$22,923	$33,718	$33,988	$34,648	51.4%
Other contract holder funds	80,209	80,710	88,698	89,906	91,233	13.7%
Short-term debt	450	250	-	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	865	865	866	0.1%
Financial	4,029	4,783	4,961	4,939	4,973	23.4%
Reinsurance related embedded derivatives	57	34	25	20	3	-94.7%
Funds withheld reinsurance liabilities	1,761	1,726	1,711	1,733	1,740	-1.2%
Payables for collateral on investments	4,417	4,265	4,699	4,212	4,805	8.8%
Other liabilities	5,547	4,935	4,747	5,425	12,696	128.9%
Separate account liabilities	144,219	142,761	144,231	147,692	132,833	-7.9%
Total liabilities	264,441	263,252	283,655	288,780	283,797	7.3%

Stockholders’ Equity
Common stock	5,693	5,700	5,674	5,619	5,392	-5.3%
Retained earnings	8,399	8,052	8,302	8,615	8,551	1.8%
AOCI:
Unrealized investment gains (losses)	3,501	2,533	1,502	1,138	729	-79.2%
Foreign currency translation adjustment	(14)	(9)	(18)	(20)	(23)	-64.3%
Funded status of employee benefit plans	(257)	(291)	(283)	(282)	(299)	-16.3%
Total AOCI	3,230	2,233	1,201	836	407	-87.4%
Total stockholders’ equity	17,322	15,985	15,177	15,070	14,350	-17.2%
Total liabilities and stockholders’ equity	$281,763	$279,237	$298,832	$303,850	$298,147	5.8%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Income (Loss)
Net income (loss)	$816	$367	$385	$490	$399	-51.1%	$2,079	$1,641	-21.1%
Pre-tax adjusted income (loss) from operations	581	512	540	599	563	-3.1%	2,177	2,212	1.6%
After-tax adjusted income (loss) from operations (1)	440	441	454	510	475	8.0%	1,754	1,880	7.2%
Adjusted operating tax rate	24.3%	13.9%	15.9%	14.9%	15.6%		19.4%	15.0%

Average Stockholders’ Equity
Average equity, including AOCI	$16,818	$16,653	$15,581	$15,124	$14,710	-12.5%	$15,796	$15,517	-1.8%
Average AOCI	3,044	3,052	1,717	1,019	622	-79.6%	2,454	1,602	-34.7%
Average equity, excluding AOCI	$13,774	$13,601	$13,864	$14,105	$14,088	2.3%	$13,342	$13,915	4.3%

ROE, excluding AOCI
Net income (loss)	23.7%	10.8%	11.1%	13.9%	11.3%		15.6%	11.8%
Adjusted income (loss) from operations	12.8%	13.0%	13.1%	14.5%	13.5%		13.1%	13.5%

Per Share
Net income (loss) (diluted)	$3.67	$1.64	$1.70	$2.24	$1.80	-51.0%	$9.22	$7.40	-19.7%
Adjusted income (loss) from operations (diluted)	1.98	1.97	2.02	2.34	2.15	8.6%	7.79	8.48	8.9%
Dividends declared during the period	0.33	0.33	0.33	0.33	0.37	12.1%	1.20	1.36	13.3%

Book value, including AOCI	$79.43	$73.09	$69.85	$70.17	$69.71	-12.2%	$79.43	$69.71	-12.2%
Per share impact of AOCI	14.81	10.21	5.53	3.90	1.98	-86.6%	14.81	1.98	-86.6%
Book value, excluding AOCI	$64.62	$62.88	$64.32	$66.27	$67.73	4.8%	$64.62	$67.73	4.8%

Shares
Repurchased during the period	1.7	-	1.5	2.7	9.1	NM	10.4	13.2	26.9%
End-of-period – basic	218.1	218.7	217.3	214.8	205.9	-5.6%	218.1	205.9	-5.6%
End-of-period – diluted	221.3	222.4	220.7	217.4	209.0	-5.6%	221.3	209.0	-5.6%
Average for the period – diluted	221.9	222.3	221.6	218.5	215.0	-3.1%	226.2	219.6	-2.9%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Cash Returned to Common Stockholders
Shares repurchased	$125	$-	$100	$175	$535	NM	$725	$810	11.7%
Common dividends	64	72	72	72	70	9.4%	259	286	10.4%
Total cash returned to common stockholders	$189	$72	$172	$247	$605	220.1%	$984	$1,096	11.4%

Leverage Ratio
Short-term debt	$450	$250	$-	$-	$-	-100.0%
Long-term debt	4,894	5,648	5,826	5,804	5,839	19.3%
Total debt (1)	5,344	5,898	5,826	5,804	5,839	9.3%
Less:
Operating debt (2)	865	865	865	865	866	0.1%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	254	200	178	155	189	-25.6%
Total numerator	$3,923	$4,531	$4,481	$4,482	$4,482	14.2%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,821	$13,452	$13,675	$13,932	$13,621	-1.4%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	3,923	4,531	4,481	4,482	4,482	14.2%
Total denominator	$18,046	$18,285	$18,458	$18,716	$18,405	2.0%

Leverage ratio	21.7%	24.8%	24.3%	23.9%	24.4%

Holding Company Available Liquidity	$605	$1,063	$484	$465	$465	-23.1%

(1) Excludes obligations under capital leases of $364 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$333	$313	$322	$350	$300	-9.9%	$1,273	$1,285	0.9%
Retirement Plan Services	57	48	51	47	54	-5.3%	204	200	-2.0%
Life Insurance	223	172	185	217	218	-2.2%	780	792	1.5%
Group Protection	31	37	57	79	64	106.5%	158	237	50.0%
Other Operations	(63)	(58)	(75)	(94)	(73)	-15.9%	(238)	(302)	-26.9%
Adjusted income (loss) from operations, before
income taxes	$581	$512	$540	$599	$563	-3.1%	$2,177	$2,212	1.6%

Income (Loss) from Operations, After-Tax
Annuities	$265	$267	$275	$302	$258	-2.6%	$1,074	$1,102	2.6%
Retirement Plan Services	41	43	43	40	45	9.8%	149	171	14.8%
Life Insurance	152	144	150	176	175	15.1%	536	645	20.3%
Group Protection	20	29	45	63	50	150.0%	103	187	81.6%
Other Operations	(38)	(42)	(59)	(71)	(53)	-39.5%	(108)	(225)	NM
Adjusted income (loss) from operations	$440	$441	$454	$510	$475	8.0%	$1,754	$1,880	7.2%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Sources of Earnings, Pre-Tax
Investment spread	$202	$161	$172	$169	$161	-20.3%	$749	$664	-11.3%
Mortality/morbidity	156	132	159	198	182	16.7%	587	669	14.0%
Fees on AUM	249	247	256	264	274	10.0%	967	1,042	7.8%
VA riders	37	30	28	62	19	-48.6%	112	139	24.1%
Total sources of earnings, before income taxes	644	570	615	693	636	-1.2%	2,415	2,514	4.1%
Other Operations	(63)	(58)	(75)	(94)	(73)	-15.9%	(238)	(302)	-26.9%
Adjusted income (loss) from operations, before
income taxes	$581	$512	$540	$599	$563	-3.1%	$2,177	$2,212	1.6%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	31.4%	28.2%	28.0%	24.4%	25.4%		31.0%	26.4%
Mortality/morbidity	24.2%	23.1%	26.0%	28.5%	28.5%		24.3%	26.7%
Fees on AUM	38.6%	43.4%	41.5%	38.2%	43.0%		40.1%	41.4%
VA riders	5.8%	5.3%	4.5%	8.9%	3.1%		4.6%	5.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Annuities
Operating revenues	$1,167	$1,073	$1,106	$1,118	$1,086	-6.9%	$4,378	$4,383	0.1%
Deposits	2,787	2,526	2,983	3,080	3,774	35.4%	8,710	12,363	41.9%
Net flows	(222)	(606)	(126)	(81)	675	NM	(2,707)	(139)	94.9%
Average account values	135,417	138,290	136,741	138,639	124,869	-7.8%	131,515	134,186	2.0%

Retirement Plan Services
Operating revenues	$302	$292	$292	$294	$300	-0.7%	$1,165	$1,178	1.1%
Deposits	2,426	2,360	2,217	3,328	2,163	-10.8%	8,563	10,068	17.6%
Net flows	440	463	499	1,411	173	-60.7%	1,443	2,546	76.4%
Average account values	66,212	68,249	68,534	71,293	69,518	5.0%	62,796	69,325	10.4%

Life Insurance
Operating revenues	$1,684	$1,660	$1,680	$1,766	$1,815	7.8%	$6,558	$6,922	5.6%
Deposits	1,896	1,534	1,517	1,523	1,863	-1.7%	6,317	6,438	1.9%
Net flows	1,443	1,076	1,084	1,080	1,439	-0.3%	4,532	4,679	3.2%
Average account values	48,481	49,165	49,548	50,201	50,088	3.3%	47,254	49,751	5.3%
Average in-force face amount	715,924	722,585	727,577	733,216	740,047	3.4%	705,356	730,856	3.6%

Group Protection
Operating revenues	$554	$553	$937	$1,128	$1,139	105.6%	$2,201	$3,757	70.7%
Insurance premiums	509	508	846	1,011	1,018	100.0%	1,998	3,383	69.3%

Consolidated
Adjusted operating revenues (1)	$3,775	$3,645	$4,073	$4,362	$4,394	16.4%	$14,589	$16,475	12.9%
Deposits	7,109	6,420	6,717	7,931	7,800	9.7%	23,590	28,869	22.4%
Net flows	1,661	933	1,457	2,410	2,287	37.7%	3,268	7,086	116.8%
Average account values	250,110	255,704	254,823	260,133	244,475	-2.3%	241,565	253,262	4.8%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Sales
Annuities:
With guaranteed living benefits	$1,504	$1,447	$1,496	$1,416	$1,347	-10.4%	$4,376	$5,707	30.4%
Without guaranteed living benefits	638	587	598	774	1,122	75.9%	2,366	3,080	30.2%
Variable	2,142	2,034	2,094	2,190	2,469	15.3%	6,742	8,787	30.3%
Fixed	645	492	889	890	1,305	102.3%	1,968	3,576	81.7%
Total Annuities	$2,787	$2,526	$2,983	$3,080	$3,774	35.4%	$8,710	$12,363	41.9%

Retirement Plan Services:
First-year sales	$1,166	$800	$841	$1,977	$835	-28.4%	$3,375	$4,453	31.9%
Recurring deposits	1,260	1,560	1,376	1,351	1,328	5.4%	5,188	5,615	8.2%
Total Retirement Plan Services	$2,426	$2,360	$2,217	$3,328	$2,163	-10.8%	$8,563	$10,068	17.6%

Life Insurance:
UL	$11	$10	$10	$9	$14	27.3%	$52	$43	-17.3%
MoneyGuard®	64	56	57	53	58	-9.4%	268	226	-15.7%
IUL	17	14	14	13	22	29.4%	70	62	-11.4%
VUL	63	58	46	62	103	63.5%	194	268	38.1%
Term	30	25	29	26	33	10.0%	114	113	-0.9%
Total individual life insurance	185	163	156	163	230	24.3%	698	712	2.0%
Executive Benefits	57	10	6	4	32	-43.9%	100	52	-48.0%
Total Life Insurance	$242	$173	$162	$167	$262	8.3%	$798	$764	-4.3%

Group Protection:
Life	$95	$23	$31	$69	$100	5.3%	$179	$222	24.0%
Disability	108	21	38	73	123	13.9%	199	257	29.1%
Dental	62	11	25	16	49	-21.0%	126	101	-19.8%
Total Group Protection	$265	$55	$94	$158	$272	2.6%	$504	$580	15.1%
Percent employee-paid	48.0%	53.4%	39.9%	40.0%	42.1%		46.7%	42.2%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Operating Revenues
Annuities	$1,167	$1,073	$1,106	$1,118	$1,086	-6.9%	$4,378	$4,383	0.1%
Retirement Plan Services	302	292	292	294	300	-0.7%	1,165	1,178	1.1%
Life Insurance	1,684	1,660	1,680	1,766	1,815	7.8%	6,558	6,922	5.6%
Group Protection	554	553	937	1,128	1,139	105.6%	2,201	3,757	70.7%
Other Operations	68	67	58	56	54	-20.6%	287	235	-18.1%
Total adjusted operating revenues	$3,775	$3,645	$4,073	$4,362	$4,394	16.4%	$14,589	$16,475	12.9%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	121	$116	$111	$116	$120	-0.8%	$467	$463	-0.9%
Retirement Plan Services	80	76	75	75	78	-2.5%	311	304	-2.3%
Life Insurance	133	118	113	119	121	-9.0%	504	471	-6.5%
Group Protection	90	80	140	174	166	84.4%	325	559	72.0%
Other Operations	31	28	28	34	33	6.5%	108	122	13.0%
Total	$455	$418	$467	$518	$518	13.8%	$1,715	$1,919	11.9%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.3%	10.8%	10.0%	10.4%	11.1%		10.7%	10.6%
Retirement Plan Services	26.5%	25.9%	25.7%	25.6%	25.8%		26.7%	25.8%
Life Insurance	7.9%	7.1%	6.7%	6.8%	6.7%		7.7%	6.8%
Group Protection	16.2%	14.5%	14.9%	15.3%	14.6%		14.7%	14.9%
Other Operations	47.7%	42.0%	50.2%	59.9%	59.8%		37.8%	52.4%
Total	12.1%	11.5%	11.5%	11.9%	11.8%		11.8%	11.6%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$519	$460	$515	$572	$591	13.9%	$1,919	$2,137	11.4%
Commissions	623	596	623	650	737	18.3%	2,308	2,606	12.9%
Taxes, licenses and fees	60	78	79	82	80	33.3%	251	320	27.5%
Interest and debt expense	63	68	68	69	69	9.5%	253	274	8.3%
Expenses associated with reserve financing
and unrelated letters of credit	21	20	21	21	22	4.8%	83	84	1.2%
Total adjusted operating commissions and other
expenses incurred	1,286	1,222	1,306	1,394	1,499	16.6%	4,814	5,421	12.6%

Less Amounts Capitalized
General and administrative expenses	(64)	(42)	(48)	(54)	(73)	-14.1%	(204)	(218)	-6.9%
Commissions	(308)	(289)	(292)	(313)	(406)	-31.8%	(1,104)	(1,300)	-17.8%
Taxes, licenses and fees	(16)	(11)	(10)	(9)	(59)	NM	(47)	(88)	-87.2%
Total amounts capitalized	(388)	(342)	(350)	(376)	(538)	-38.7%	(1,355)	(1,606)	-18.5%
Total expenses incurred, net of amounts
capitalized, excluding amortization	898	880	956	1,018	961	7.0%	3,459	3,815	10.3%

Amortization
Amortization of DAC, VOBA and other intangibles	276	259	262	420	308	11.6%	980	1,250	27.6%
Total adjusted operating commissions and
other expenses	$1,174	$1,139	$1,218	$1,438	$1,269	8.1%	$4,439	$5,065	14.1%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Annuities
Earned rate on reserves	3.93%	3.87%	3.84%	3.89%	3.92%	(1)	3.98%	3.88%	(10)
Variable investment income on reserves (1)	0.31%	0.08%	0.13%	0.13%	0.07%	(24)	0.24%	0.10%	(14)
Net investment income yield on reserves	4.24%	3.95%	3.97%	4.02%	3.99%	(25)	4.22%	3.98%	(24)
Interest rate credited to contract holders	2.27%	2.32%	2.23%	2.24%	2.31%	4	2.34%	2.27%	(7)
Interest rate spread	1.97%	1.63%	1.74%	1.78%	1.68%	(29)	1.88%	1.71%	(17)
Base spreads excluding variable investment income	1.66%	1.55%	1.61%	1.65%	1.61%	(5)	1.64%	1.61%	(3)

Retirement Plan Services
Earned rate on reserves	4.33%	4.28%	4.25%	4.19%	4.20%	(13)	4.32%	4.23%	(9)
Variable investment income on reserves (1)	0.33%	0.09%	0.12%	0.10%	0.06%	(27)	0.19%	0.09%	(10)
Net investment income yield on reserves	4.66%	4.37%	4.37%	4.29%	4.26%	(40)	4.51%	4.32%	(19)
Interest rate credited to contract holders	2.91%	2.90%	2.90%	2.90%	2.89%	(2)	2.92%	2.90%	(2)
Interest rate spread	1.75%	1.47%	1.47%	1.39%	1.37%	(38)	1.59%	1.42%	(17)
Base spreads excluding variable investment income	1.42%	1.38%	1.35%	1.29%	1.31%	(11)	1.40%	1.33%	(7)

Life Insurance – Interest-Sensitive
Earned rate on reserves	5.06%	4.98%	4.98%	4.85%	4.92%	(14)	5.07%	4.93%	(14)
Variable investment income on reserves (1)	0.27%	0.27%	0.16%	0.38%	0.61%	34	0.33%	0.36%	3
Net investment income yield on reserves	5.33%	5.25%	5.14%	5.23%	5.53%	20	5.40%	5.29%	(11)
Interest rate credited to contract holders	3.87%	3.83%	3.80%	3.81%	3.83%	(4)	3.84%	3.82%	(2)
Interest rate spread	1.46%	1.42%	1.34%	1.42%	1.70%	24	1.56%	1.47%	(9)
Base spreads excluding variable investment income	1.19%	1.15%	1.18%	1.04%	1.09%	(10)	1.23%	1.11%	(12)

Total (2)
Earned rate (3)	4.53%	4.50%	4.46%	4.37%	4.43%	(10)	4.55%	4.44%	(11)
Variable investment income (1) (3)	0.29%	0.23%	0.17%	0.29%	0.43%	14	0.30%	0.28%	(2)
Net investment income yield (3)	4.82%	4.73%	4.63%	4.66%	4.86%	4	4.85%	4.72%	(13)
Interest rate credited to contract holders	3.21%	3.20%	3.16%	3.17%	3.19%	(2)	3.22%	3.18%	(4)
Interest rate spread	1.61%	1.53%	1.47%	1.49%	1.67%	6	1.63%	1.54%	(9)
Base spreads excluding variable investment income	1.32%	1.30%	1.30%	1.20%	1.24%	(8)	1.33%	1.26%	(7)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$162	$70	$109	$102	$108	-33.3%	$475	$390	-17.9%
Fee income	585	586	587	598	571	-2.4%	2,244	2,342	4.4%
Net investment income	258	249	244	251	261	1.2%	1,038	1,005	-3.2%
Operating realized gain (loss)	44	48	48	46	50	13.6%	179	192	7.3%
Amortization of deferred gain	-	-	-	-	8	NM	-	8	NM
Other revenues	118	120	118	121	88	-25.4%	442	446	0.9%
Total operating revenues	1,167	1,073	1,106	1,118	1,086	-6.9%	4,378	4,383	0.1%
Operating expenses:
Interest credited	144	148	144	145	150	4.2%	581	587	1.0%
Benefits	224	145	183	149	196	-12.5%	726	673	-7.3%
Commissions incurred	254	244	265	278	291	14.6%	916	1,078	17.7%
Other expenses incurred	234	232	222	233	241	3.0%	892	928	4.0%
Amounts capitalized	(126)	(120)	(134)	(147)	(176)	-39.7%	(411)	(578)	-40.6%
Amortization	104	111	104	110	84	-19.2%	401	410	2.2%
Total operating expenses	834	760	784	768	786	-5.8%	3,105	3,098	-0.2%
Income (loss) from operations before taxes	333	313	322	350	300	-9.9%	1,273	1,285	0.9%
Federal income tax expense (benefit)	68	46	47	48	42	-38.2%	199	183	-8.0%
Income (loss) from operations	$265	$267	$275	$302	$258	-2.6%	$1,074	$1,102	2.6%

Effective Federal Income Tax Rate	20.3%	14.7%	14.6%	13.6%	13.8%		15.6%	14.2%

Average Equity, Excluding Goodwill and AOCI	$5,093	$4,954	$5,002	$5,045	$5,000	-1.8%	$4,855	$5,000	3.0%

ROE, Excluding Goodwill and AOCI	20.9%	21.6%	22.0%	23.9%	20.7%		22.1%	22.0%

Return on Average Account Values	78	77	81	87	83	5	82	82	-

Income (Loss) from Operations
Variable annuity	217	220	225	264	232	6.9%	886	940	6.1%
Fixed annuity	48	47	50	38	26	-45.8%	188	162	-13.8%

Account Values
Variable annuity account values:
Average	$115,981	$118,782	$117,177	$118,838	$112,615	-2.9%	$112,089	$116,840	4.2%
End-of-period	117,479	116,172	116,901	119,430	108,536	-7.6%	117,479	108,536	-7.6%
Fixed annuity account values:
Average	19,436	19,508	19,564	19,801	12,254	-37.0%	19,426	17,346	-10.7%
End-of-period	19,537	19,457	19,655	19,855	12,743	-34.8%	19,537	12,743	-34.8%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$64	$64	$64	$65	$62	-3.1%	$248	$256	3.2%
Net investment income	233	222	222	223	232	-0.4%	899	899	0.0%
Other revenues	5	6	6	6	6	20.0%	18	23	27.8%
Total operating revenues	302	292	292	294	300	-0.7%	1,165	1,178	1.1%
Operating expenses:
Interest credited	136	137	137	140	142	4.4%	537	555	3.4%
Benefits	-	-	-	-	-	NM	1	2	100.0%
Commissions incurred	20	19	21	20	18	-10.0%	77	78	1.3%
Other expenses incurred	89	85	83	83	86	-3.4%	348	337	-3.2%
Amounts capitalized	(7)	(4)	(6)	(5)	(6)	14.3%	(29)	(22)	24.1%
Amortization	7	7	6	9	6	-14.3%	27	28	3.7%
Total operating expenses	245	244	241	247	246	0.4%	961	978	1.8%
Income (loss) from operations before taxes	57	48	51	47	54	-5.3%	204	200	-2.0%
Federal income tax expense (benefit)	16	5	8	7	9	-43.8%	55	29	-47.3%
Income (loss) from operations	$41	$43	$43	$40	$45	9.8%	$149	$171	14.8%

Effective Federal Income Tax Rate	28.5%	11.4%	15.1%	15.9%	15.9%		26.7%	14.6%

Average Equity, Excluding Goodwill and AOCI	$1,227	$1,312	$1,302	$1,316	$1,356	10.5%	$1,213	$1,322	9.0%

ROE, Excluding Goodwill and AOCI	13.3%	13.0%	13.3%	12.1%	13.3%		12.3%	12.9%

Pre-tax Net Margin	34.4%	31.0%	32.8%	30.7%	34.0%		32.5%	32.1%

Return on Average Account Values	25	25	25	22	26	1	24	25	1

Net Flows by Market
Small Market	279	(79)	12	110	248	-11.1%	$232	$290	25.0%
Mid - Large Market	455	834	730	1,573	264	-42.0%	2,243	3,401	51.6%
Multi-Fund® and Other	(294)	(292)	(243)	(272)	(339)	-15.3%	(1,031)	(1,145)	-11.1%

Net Flows – Trailing Twelve Months	$1,444	$1,766	$1,844	$2,813	$2,546	76.3%	$1,444	$2,546	76.3%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$199	$196	$205	$205	$210	5.5%	$773	$817	5.7%
Fee income	821	805	819	886	881	7.3%	3,122	3,392	8.6%
Net investment income	659	658	650	671	719	9.1%	2,643	2,697	2.0%
Operating realized gain (loss)	(3)	(1)	(2)	(3)	-	100.0%	(13)	(5)	61.5%
Other revenues	8	2	8	7	5	-37.5%	33	21	-36.4%
Total operating revenues	1,684	1,660	1,680	1,766	1,815	7.8%	6,558	6,922	5.6%
Operating expenses:
Interest credited	355	354	351	352	357	0.6%	1,404	1,414	0.7%
Benefits	779	849	840	742	913	17.2%	3,189	3,345	4.9%
Commissions incurred	193	180	166	173	241	24.9%	734	760	3.5%
Other expenses incurred	216	201	198	202	210	-2.8%	830	811	-2.3%
Amounts capitalized	(228)	(204)	(193)	(199)	(318)	-39.5%	(847)	(914)	-7.9%
Amortization	146	108	133	279	194	32.9%	468	714	52.6%
Total operating expenses	1,461	1,488	1,495	1,549	1,597	9.3%	5,778	6,130	6.1%
Income (loss) from operations before taxes	223	172	185	217	218	-2.2%	780	792	1.5%
Federal income tax expense (benefit)	71	28	35	41	43	-39.4%	244	147	-39.8%
Income (loss) from operations	$152	$144	$150	$176	$175	15.1%	$536	$645	20.3%

Effective Federal Income Tax Rate	32.0%	16.2%	18.9%	18.7%	19.8%		31.2%	18.5%

Average Equity, Excluding Goodwill and AOCI	$6,804	$7,826	$7,954	$8,047	$8,147	19.7%	$6,736	$7,994	18.7%

ROE, Excluding Goodwill and AOCI	8.9%	7.4%	7.5%	8.8%	8.6%		8.0%	8.1%

Average Account Values	$48,481	$49,165	$49,548	$50,201	$50,088	3.3%	$47,254	$49,751	5.3%

In-Force Face Amount
UL and other	$341,044	$340,862	$341,663	$342,455	$343,922	0.8%	$341,044	$343,922	0.8%
Term insurance	379,108	384,154	388,475	393,839	399,877	5.5%	379,108	399,877	5.5%
Total in-force face amount	$720,152	$725,016	$730,138	$736,294	$743,799	3.3%	$720,152	$743,799	3.3%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$509	$508	$846	$1,011	$1,018	100.0%	$1,998	$3,383	69.3%
Net investment income	41	40	63	76	80	95.1%	168	260	54.8%
Other revenues	4	5	28	41	41	NM	35	114	225.7%
Total operating revenues	554	553	937	1,128	1,139	105.6%	2,201	3,757	70.7%
Operating expenses:
Interest credited	1	1	1	1	2	100.0%	2	5	150.0%
Benefits	341	326	617	744	769	125.5%	1,351	2,455	81.7%
Commissions incurred	69	66	83	89	101	46.4%	257	339	31.9%
Other expenses incurred	120	105	176	218	218	81.7%	423	717	69.5%
Amounts capitalized	(26)	(13)	(17)	(25)	(39)	-50.0%	(69)	(94)	-36.2%
Amortization	18	31	20	22	24	33.3%	79	98	24.1%
Total operating expenses	523	516	880	1,049	1,075	105.5%	2,043	3,520	72.3%
Income (loss) from operations before taxes	31	37	57	79	64	106.5%	158	237	50.0%
Federal income tax expense (benefit)	11	8	12	16	14	27.3%	55	50	-9.1%
Income (loss) from operations	$20	$29	$45	$63	$50	150.0%	$103	$187	81.6%

Effective Federal Income Tax Rate	35.0%	21.0%	21.0%	21.0%	21.0%		35.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$1,078	$1,102	$1,610	$2,105	$2,082	93.1%	$1,060	$1,725	62.7%

ROE, Excluding Goodwill and AOCI	7.5%	10.5%	11.2%	11.9%	9.6%		9.7%	10.8%

Loss Ratios by Product Line
Life	66.2%	63.2%	68.0%	70.6%	70.8%		65.1%	68.8%
Disability	67.8%	61.9%	76.4%	75.8%	79.6%		67.9%	75.4%
Dental	67.5%	74.7%	73.4%	72.2%	70.6%		69.3%	72.7%
Total	67.1%	64.3%	73.1%	73.6%	75.8%		66.9%	72.7%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Other Operations
Operating revenues:
Insurance premiums	$3	$3	$5	$4	$-	-100.0%	$10	$11	10.0%
Net investment income	61	64	53	50	57	-6.6%	242	224	-7.4%
Amortization of deferred gain on
business sold through reinsurance	-	-	-	-	-	NM	22	1	-95.5%
Other revenues	4	-	-	2	(3)	NM	13	(1)	NM
Total operating revenues	68	67	58	56	54	-20.6%	287	235	-18.1%
Operating expenses:
Interest credited	14	15	14	14	13	-7.1%	65	56	-13.8%
Benefits	26	19	28	38	20	-23.1%	117	106	-9.4%
Commissions and other expenses	18	8	7	11	(3)	NM	47	25	-46.8%
Interest and debt expenses	63	68	68	69	69	9.5%	253	274	8.3%
Strategic digitization expense	10	15	16	18	28	180.0%	43	76	76.7%
Total operating expenses	131	125	133	150	127	-3.1%	525	537	2.3%
Income (loss) from operations before taxes	(63)	(58)	(75)	(94)	(73)	-15.9%	(238)	(302)	-26.9%
Federal income tax expense (benefit)	(25)	(16)	(16)	(23)	(20)	20.0%	(130)	(77)	40.8%
Income (loss) from operations	$(38)	$(42)	$(59)	$(71)	$(53)	-39.5%	$(108)	$(225)	NM

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$8,779	$8,641	$9,538	$10,162	$10,278	17.1%	$9,377	$8,641	-7.8%
Deferrals	397	353	363	387	550	38.5%	1,384	1,654	19.5%
Operating amortization	(284)	(267)	(269)	(424)	(311)	-9.5%	(1,010)	(1,270)	-25.7%
Deferrals, net of operating amortization	113	86	94	(37)	239	111.5%	374	384	2.7%
Amortization associated with benefit ratio unlocking	(6)	5	1	(5)	36	NM	(29)	37	227.6%
Business acquired	-	-	30	-	-	NM	-	30	NM
Business sold through reinsurance	-	-	-	-	(278)	NM	-	(278)	NM
Adjustment related to realized gains (losses)	(1)	(5)	(7)	-	(38)	NM	(14)	(50)	NM
Adjustment related to unrealized gains (losses)	(244)	811	506	158	275	212.7%	(1,067)	1,748	263.8%
Balance as of end-of-period	$8,641	$9,538	$10,162	$10,278	$10,512	21.7%	$8,641	$10,512	21.7%

DFEL
Balance as of beginning-of-period	$1,545	$1,445	$1,877	$2,294	$2,442	58.1%	$1,874	$1,445	-22.9%
Deferrals	203	203	207	214	251	23.6%	755	875	15.9%
Operating amortization	(118)	(107)	(121)	(165)	(146)	-23.7%	(391)	(540)	-38.1%
Deferrals, net of operating amortization	85	96	86	49	105	23.5%	364	335	-8.0%
Amortization associated with benefit ratio unlocking	(1)	1	-	(1)	4	NM	(4)	5	225.0%
Adjustment related to realized (gains) losses	(2)	(4)	(4)	(3)	(10)	NM	(14)	(20)	-42.9%
Adjustment related to unrealized (gains) losses	(182)	339	335	103	228	225.3%	(775)	1,004	229.5%
Balance as of end-of-period	$1,445	$1,877	$2,294	$2,442	$2,769	91.6%	$1,445	$2,769	91.6%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,677	$6,052	$6,216	$6,190	$6,117	30.8%	$4,677	$6,117	30.8%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Fixed Annuities
Balance as of beginning-of-period	$20,014	$20,305	$20,315	$20,722	$21,116	5.5%	$19,723	$20,305	3.0%
Gross deposits	645	492	889	890	1,305	102.3%	1,968	3,576	81.7%
Full surrenders and deaths	(396)	(399)	(490)	(555)	(501)	-26.5%	(1,563)	(1,946)	-24.5%
Other contract benefits	(167)	(152)	(157)	(161)	(186)	-11.4%	(588)	(655)	-11.4%
Net flows	82	(59)	242	174	618	NM	(183)	975	NM
Contract holder assessments	(8)	(7)	(8)	(8)	(9)	-12.5%	(28)	(31)	-10.7%
Reinvested interest credited	217	76	173	228	(59)	NM	793	417	-47.4%
Balance as of end-of-period, gross	20,305	20,315	20,722	21,116	21,666	6.7%	20,305	21,666	6.7%
Reinsurance ceded	(768)	(858)	(1,067)	(1,261)	(8,923)	NM	(768)	(8,923)	NM
Balance as of end-of-period, net	$19,537	$19,457	$19,655	$19,855	$12,743	-34.8%	$19,537	$12,743	-34.8%

Variable Annuities
Balance as of beginning-of-period	$114,270	$117,479	$116,172	$116,901	$119,430	4.5%	$105,766	$117,479	11.1%
Gross deposits	2,142	2,034	2,094	2,190	2,469	15.3%	6,742	8,787	30.3%
Full surrenders and deaths	(1,492)	(1,614)	(1,545)	(1,523)	(1,414)	5.2%	(5,779)	(6,095)	-5.5%
Other contract benefits	(954)	(967)	(917)	(922)	(998)	-4.6%	(3,487)	(3,806)	-9.1%
Net flows	(304)	(547)	(368)	(255)	57	118.8%	(2,524)	(1,114)	55.9%
Contract holder assessments	(615)	(619)	(620)	(629)	(617)	-0.3%	(2,381)	(2,484)
Change in market value and reinvestment	4,128	(141)	1,717	3,413	(10,334)	NM	16,618	(5,345)	NM
Balance as of end-of-period, gross and net	$117,479	$116,172	$116,901	$119,430	$108,536	-7.6%	$117,479	$108,536	-7.6%

Total
Balance as of beginning-of-period	$134,284	$137,784	$136,487	$137,623	$140,546	4.7%	$125,489	$137,784	9.8%
Gross deposits	2,787	2,526	2,983	3,080	3,774	35.4%	8,710	12,363	41.9%
Full surrenders and deaths	(1,888)	(2,013)	(2,035)	(2,078)	(1,915)	-1.4%	(7,342)	(8,041)	-9.5%
Other contract benefits	(1,121)	(1,119)	(1,074)	(1,083)	(1,184)	-5.6%	(4,075)	(4,461)	-9.5%
Net flows	(222)	(606)	(126)	(81)	675	NM	(2,707)	(139)	94.9%
Contract holder assessments	(623)	(626)	(628)	(637)	(626)	-0.5%	(2,409)	(2,515)	-4.4%
Change in market value and reinvestment	4,345	(65)	1,890	3,641	(10,393)	NM	17,411	(4,928)	NM
Balance as of end-of-period, gross	137,784	136,487	137,623	140,546	130,202	-5.5%	137,784	130,202	-5.5%
Reinsurance ceded	(768)	(858)	(1,067)	(1,261)	(8,923)	NM	(768)	(8,923)	NM
Balance as of end-of-period, net	$137,016	$135,629	$136,556	$139,285	$121,279	-11.5%	$137,016	$121,279	-11.5%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
General Account
Balance as of beginning-of-period	$18,626	$18,724	$18,856	$19,046	$19,511	4.8%	$17,883	$18,724	4.7%
Gross deposits	494	459	394	704	489	-1.0%	2,175	2,046	-5.9%
Withdrawals	(545)	(520)	(443)	(442)	(544)	0.2%	(1,901)	(1,949)	-2.5%
Net flows	(51)	(61)	(49)	262	(55)	-7.8%	274	97	-64.6%
Transfers between fixed and variable accounts	14	60	104	65	169	NM	34	398	NM
Contract holder assessments	(2)	(3)	(3)	(3)	(3)	-50.0%	(9)	(11)	-22.2%
Reinvestment interest credited	137	136	138	141	144	5.1%	542	558	3.0%
Balance as of end-of-period	$18,724	$18,856	$19,046	$19,511	$19,766	5.6%	$18,724	$19,766	5.6%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$46,203	$48,645	$48,854	$50,137	$52,994	14.7%	$40,551	$48,645	20.0%
Gross deposits	1,932	1,901	1,823	2,624	1,674	-13.4%	6,388	8,022	25.6%
Withdrawals	(1,441)	(1,377)	(1,275)	(1,475)	(1,446)	-0.3%	(5,219)	(5,573)	-6.8%
Net flows	491	524	548	1,149	228	-53.6%	1,169	2,449	109.5%
Transfers between fixed and variable accounts	(61)	(119)	(112)	(134)	(170)	NM	(180)	(535)	NM
Contract holder assessments	(52)	(52)	(52)	(53)	(52)	0.0%	(198)	(210)	-6.1%
Change in market value and reinvestment	2,064	(144)	899	1,895	(5,711)	NM	7,303	(3,060)	NM
Balance as of end-of-period	$48,645	$48,854	$50,137	$52,994	$47,289	-2.8%	$48,645	$47,289	-2.8%

Total
Balance as of beginning-of-period	$64,829	$67,369	$67,710	$69,183	$72,505	11.8%	$58,434	$67,369	15.3%
Gross deposits	2,426	2,360	2,217	3,328	2,163	-10.8%	8,563	10,068	17.6%
Withdrawals	(1,986)	(1,897)	(1,718)	(1,917)	(1,990)	-0.2%	(7,120)	(7,522)	-5.6%
Net flows	440	463	499	1,411	173	-60.7%	1,443	2,546	76.4%
Transfers between fixed and variable accounts	(47)	(59)	(8)	(69)	(1)	97.9%	(146)	(137)	6.2%
Contract holder assessments	(54)	(55)	(55)	(56)	(55)	-1.9%	(207)	(221)	-6.8%
Change in market value and reinvestment	2,201	(8)	1,037	2,036	(5,567)	NM	7,845	(2,502)	NM
Balance as of end-of-period	$67,369	$67,710	$69,183	$72,505	$67,055	-0.5%	$67,369	$67,055	-0.5%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
General Account
Balance as of beginning-of-period	$36,576	$36,791	$36,855	$36,955	$37,054	1.3%	$36,272	$36,791	1.4%
Deposits	1,152	1,040	1,073	1,024	1,133	-1.6%	4,380	4,271	-2.5%
Withdrawals and deaths	(281)	(318)	(312)	(266)	(197)	29.9%	(1,311)	(1,093)	16.6%
Net flows	871	722	761	758	936	7.5%	3,069	3,178	3.6%
Contract holder assessments	(1,030)	(1,019)	(1,018)	(1,024)	(1,051)	-2.0%	(3,993)	(4,114)	-3.0%
Reinvested interest credited	374	361	357	365	350	-6.4%	1,443	1,434	-0.6%
Balance as of end-of-period, gross	36,791	36,855	36,955	37,054	37,289	1.4%	36,791	37,289	1.4%
Reinsurance ceded	(719)	(700)	(693)	(683)	(677)	5.8%	(719)	(677)	5.8%
Balance as of end-of-period, net	$36,072	$36,155	$36,262	$36,371	$36,612	1.5%	$36,072	$36,612	1.5%

Separate Account
Balance as of beginning-of-period	$12,916	$13,851	$13,987	$14,420	$15,102	16.9%	$11,058	$13,851	25.3%
Deposits	744	494	444	499	730	-1.9%	1,937	2,167	11.9%
Withdrawals and deaths	(172)	(140)	(121)	(177)	(227)	-32.0%	(474)	(666)	-40.5%
Net flows	572	354	323	322	503	-12.1%	1,463	1,501	2.6%
Contract holder assessments	(174)	(179)	(179)	(187)	(210)	-20.7%	(654)	(755)	-15.4%
Change in market value and reinvestment	537	(39)	289	547	(1,660)	NM	1,984	(862)	NM
Balance as of end-of-period, gross	13,851	13,987	14,420	15,102	13,735	-0.8%	13,851	13,735	-0.8%
Reinsurance ceded	(875)	(861)	(868)	(886)	(758)	13.4%	(875)	(758)	13.4%
Balance as of end-of-period, net	$12,976	$13,126	$13,552	$14,216	$12,977	0.0%	$12,976	$12,977	0.0%

Total
Balance as of beginning-of-period	$49,492	$50,642	$50,842	$51,375	$52,156	5.4%	$47,330	$50,642	7.0%
Deposits	1,896	1,534	1,517	1,523	1,863	-1.7%	6,317	6,438	1.9%
Withdrawals and deaths	(453)	(458)	(433)	(443)	(424)	6.4%	(1,785)	(1,759)	1.5%
Net flows	1,443	1,076	1,084	1,080	1,439	-0.3%	4,532	4,679	3.2%
Contract holder assessments	(1,204)	(1,198)	(1,197)	(1,211)	(1,261)	-4.7%	(4,647)	(4,869)	-4.8%
Change in market value and reinvestment	911	322	646	912	(1,310)	NM	3,427	572	-83.3%
Balance as of end-of-period, gross	50,642	50,842	51,375	52,156	51,024	0.8%	50,642	51,024	0.8%
Reinsurance ceded	(1,594)	(1,561)	(1,561)	(1,569)	(1,435)	10.0%	(1,594)	(1,435)	10.0%
Balance as of end-of-period, net	$49,048	$49,281	$49,814	$50,587	$49,589	1.1%	$49,048	$49,589	1.1%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 12/31/17		As of 12/31/18
	Amount	%	Amount	%
AFS, Equity and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$83,190	85.9%	$81,314	84.7%
U.S. government bonds	567	0.6%	417	0.4%
Foreign government bonds	451	0.5%	448	0.5%
Mortgage-backed securities	4,065	4.2%	4,177	4.3%
Asset-backed collateralized debt obligations	808	0.8%	1,730	1.8%
State and municipal bonds	5,119	5.3%	5,345	5.6%
Hybrid and redeemable preferred securities	640	0.7%	593	0.6%
AFS equity securities	246	0.3%	-	0.0%
Total AFS securities	95,086	98.3%	94,024	97.9%
Trading securities	1,620	1.7%	1,950	2.0%
Equity securities	-	0.0%	99	0.1%
Total AFS, equity and trading securities	$96,706	100.0%	$96,073	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$88,418	99.7%	$94,252	99.9%
Equity securities	247	0.3%	116	0.1%
Total AFS and trading securities	$88,665	100.0%	$94,368	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.6%		96.2%
Below investment grade		4.4%		3.8%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$41	$47	$46	$43	$50	22.0%	$166	$187	12.7%
Total excluded realized gain (loss)	(106)	(35)	(53)	(98)	141	233.0%	(336)	(46)	86.3%
Total realized gain (loss), pre-tax	$(65)	$12	$(7)	$(55)	$191	NM	$(170)	$141	182.9%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(69)	$(28)	$(41)	$(77)	$111	260.9%	$(218)	$(37)	83.0%
Benefit ratio unlocking	28	(10)	7	33	(167)	NM	129	(136)	NM
Net gain (loss), after-tax	$(41)	$(38)	$(34)	$(44)	$(56)	-36.6%	$(89)	$(173)	-94.4%

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(23)	$(15)	$9	$(15)	$(37)	-60.9%	$(50)	$(59)	-18.0%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(7)	(25)	(42)	(19)	(53)	NM	14	(137)	NM
GLB non-performance risk component	(9)	5	2	(5)	56	NM	(43)	57	232.6%
Total variable annuity net derivative results	(16)	(20)	(40)	(24)	3	118.8%	(29)	(80)	NM
Indexed annuity forward-starting option	(2)	(3)	(3)	(5)	(22)	NM	(10)	(34)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(41)	$(38)	$(34)	$(44)	$(56)	-36.6%	$(89)	$(173)	-94.4%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(1)	$(2)	$(1)	$(2)	$(2)	-21.5%	$(12)	$(6)	50.0%
Other realized gain (loss) related to certain investments	(14)	(15)	(11)	(7)	(13)	2.0%	(35)	(47)	-34.3%
Gain (loss) on the mark-to-market on equity investments	-	-	2	-	(15)	NM	-	(13)	NM
Gain (loss) on the mark-to-market on certain instruments	(8)	2	19	(6)	(7)	12.5%	(3)	7	NM
Total realized gain (loss) related
to investments, after-tax	$(23)	$(15)	$9	$(15)	$(37)	-60.9%	$(50)	$(59)	-18.0%

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18	Change	12/31/17	12/31/18	Change
Revenues
Total revenues	$3,669	$3,609	$4,020	$4,264	$4,531	23.5%	$14,257	$16,424	15.2%
Less:
Excluded realized gain (loss)	(106)	(35)	(53)	(98)	141	233.0%	(336)	(46)	86.3%
Amortization of DFEL on benefit ratio unlocking	-	(1)	-	-	(4)	NM	3	(5)	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	-	-	-	-	-	NM	1	-	-100.0%
Adjusted operating revenues	$3,775	$3,645	$4,073	$4,362	$4,394	16.4%	$14,589	$16,475	12.9%

Net Income
Net income (loss)	$816	$367	$385	$490	$399	-51.1%	$2,079	$1,641	-21.1%
Less:
Excluded realized gain (loss)	(69)	(28)	(41)	(77)	111	260.9%	(218)	(37)	83.0%
Benefit ratio unlocking	28	(10)	7	33	(167)	NM	129	(136)	NM
Net impact from the Tax Cuts and Jobs Act	1,322	(13)	-	32	-	-100.0%	1,322	19	-98.6%
Impairment of intangibles	(905)	-	-	-	-	100.0%	(905)	-	100.0%
Acquisition and integration costs related to
mergers and acquisitions, after-tax	-	(4)	(35)	(8)	(20)	NM	-	(67)	NM
Gain (loss) on early extinguishment of debt	-	(19)	-	-	-	NM	(3)	(18)	NM
Adjusted income (loss) from operations	$440	$441	$454	$510	$475	8.0%	$1,754	$1,880	7.2%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$3.67	$1.64	$1.70	$2.24	$1.80	-51.0%	$9.22	$7.40	-19.7%
Less:
Excluded realized gain (loss)	(0.31)	(0.13)	(0.19)	(0.36)	0.53	271.0%	(0.97)	(0.16)	83.5%
Benefit ratio unlocking	0.13	(0.04)	0.03	0.15	(0.78)	NM	0.57	(0.62)	NM
Net impact from the Tax Cuts and Jobs Act	5.96	(0.06)	-	0.15	-	-100.0%	5.84	0.09	-98.5%
Impairment of intangibles	(4.08)	-	-	-	-	100.0%	(4.00)	-	100.0%
Acquisition and integration costs related to mergers
and acquisitions, after-tax	-	(0.02)	(0.16)	(0.04)	(0.10)	NM	-	(0.31)	NM
Gain (loss) on early extinguishment of debt	-	(0.08)	-	-	-	NM	(0.01)	(0.08)	NM
Adjustment attributable to using different average
diluted shares for adjusted income from operations
as compared to net income	(0.01)	-	-	-	-	100.0%	-	-	NM
Adjusted income (loss) from operations	$1.98	$1.97	$2.02	$2.34	$2.15	8.6%	$7.79	$8.48	8.9%